                                                                   Exhibit 21.1


The following is a list of the Company's current subsidiaries, all of which are wholly-owned:

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Subsidiary Name                                                  Organized Under The Laws Of
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Ezenia International, Inc.                                       Massachusetts
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


The following are subsidiaries of Ezenia International, Inc. which is wholly-owned:

-------------------------------------------------------------------------------------------------------------------------------
Subsidiary Name                                                  Organized Under The Laws Of
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Ezenia Ltd.                                                      United Kingdom
-------------------------------------------------------------------------------------------------------------------------------

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Ezenia Latin America, Inc.                                       Massachusetts
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